Exhibit 10.8


                               AMENDMENT AGREEMENT

         This Amendment Agreement (this "AGREEMENT") dated June 13, 2003, is among SmartServ Online, Inc., a Delaware corporation (the "COMPANY"), and the investors identified on the signature page hereto (each a "Investor" and collectively the "INVESTORS").

         WHEREAS the Company and the Investors are party to a Securities Purchase Agreement, dated May 19, 2003 (the "PURCHASE AGREEMENT"); and

         WHEREAS the Company issued to each Investor a Debenture (each a "DEBENTURE" and collectively the "DEBENTURES") pursuant to the Purchase Agreement; and

         WHEREAS the Company desires to amend the Debentures;

         NOW, THEREFORE, in consideration of the agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized terms not defined herein that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement.

         2. Unless otherwise expressly amended herein, all of the terms, conditions and provisions of the Purchase Agreement and all documents executed pursuant to the Purchase Agreement shall remain in full force and effect, unaffected by this Agreement.

         3. Each Debenture is hereby modified so that the fifth full paragraph of each Debenture is deleted in its entirety and replaced by the following:

                 "At any time from the date hereof through the date that this Debenture is paid in full, Lender shall have the right, in its sole discretion, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, into shares of Common Stock, par value $.01 per share ("Common Stock") of the Borrower at a conversion price equal to $0.744, subject to adjustment as provided herein (the "Conversion Price")."

         4. The Company hereby agrees to issue to each Investor a warrant, the form of which is attached hereto as Exhibit A, to purchase 25,000 shares of Common Stock for each Purchased Unit purchased by each Investor, or such smaller number of shares of Common Stock as is proportional to the number of Purchased Units Purchased by such Investor.

         5. The Purchase Agreement is hereby modified so that the preamble is deleted in its entirety and replaced by the following:

                 " SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 19, 2003, among SMARTSERV ONLINE, INC., a Delaware corporation (the "Company") and the investors signatories hereto."

         6. The Purchase Agreement is hereby modified so that the text of
Section 1.1 is deleted in its entirety and replaced by the following:

                 "Purchase and Sale. The Company hereby agrees to issue and sell to each signatory hereto (collectively, the "Investors", and each, individually, an "Investor") and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, each Investor severally agrees to purchase such number of units (collectively, the "Purchased Units") as is equal to the result obtained when the aggregate purchase price (as to each Investor, the "Aggregate Purchase Price") being paid by each such Investor (as set forth below such Investor's name on the signature page hereto or any amendment hereto) is divided by the "Per Unit Purchase Price" (as such term is defined in Section 1.2 below), up to a maximum of 15 Purchased Units. Each Purchased Unit shall consist of a $100,000 convertible debenture (each a "Debenture", and collectively the "Debentures"), the form of which is attached hereto as Exhibit A, and a warrant (the "Standard Warrant") to purchase 200,000 shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), the form of which is attached hereto as Exhibit B-1, and a delisting contingency warrant to purchase 25,000 shares of Common Stock, the form of which is attached hereto as Exhibit B-2 (together with the Standard Warrants, the "Warrants", or, individually, each a "Warrant").."

         7. The Purchase Agreement is hereby modified so that the text of
Section 1.3 is deleted in its entirety and replaced by the following:

                 "Closing. At such time as there are persons purchasing 3.5 Purchased Units (the "First Investors"), there shall be a closing for the purchase and sale of such Purchased Units (the "First Closing") at the offices of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, at such time and date as is mutually agreed upon by the Company and the First Investors, or at such other place as is mutually agreed upon by the Company and the First Investors. Subsequent to the First Closing, there shall be one or more subsequent closings for the purchase and sale of any additional Purchased Units (each a "Subsequent Closing"; and collectively with the First Closing, the "Closings") at the offices of Jenkens & Gilchrist Parker Chapin LLP at such time and date as is mutually agreed upon by the Company and the Investors purchasing Purchased Units at each Subsequent Closing (the "Subsequent Investors"), or at such other place as is mutually agreed upon by the Company and the Subsequent Investors. The date and time of the First Closing and each Subsequent Closing are referred to herein as the "First Closing Date" and the "Subsequent Closing Date", respectively."

         8. The Purchase Agreement is hereby modified so that the text of
Section 2.4(a) is deleted in its entirety and replaced by the following:

                   "Immediately prior to the First Closing, and immediately prior to each Subsequent Closing, as the case may be, not giving effect to the sale and purchase of the Purchased Units, the authorized and the outstanding capital stock of the Company (on a Fully Diluted Basis including all Derivative Securities) will be as set forth in
         Schedule 2.4. All such outstanding shares of capital stock will be duly authorized, validly issued, fully paid, and nonassessable, and will have been issued free and clear of Liens. Except as set forth in
         Schedule 2.4, no adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Purchased Units to the rate at which any shares of any class of the equity securities of the Company, subscriptions, options, warrants, calls, commitments or agreements or Derivative Securities of the Company are convertible into or exercisable for shares of Common Stock, Derivative Securities or shares of other equity securities of the Company (by reason of any "anti-dilution" provisions or agreements or otherwise)"

         9. The Purchase Agreement is hereby modified so that the text of
Section 5.1(b) is deleted in its entirety and replaced by the following:

                 "Certificates. The Company shall have delivered to each Investor certificates evidencing the Warrants and the Debenture acquired by such Investor pursuant to the terms hereof, each duly executed by the appropriate Company officers."

         10. The Purchase Agreement is hereby modified so that the following is added in proper alphabetical order to Section 6.2:

                 "Standard Warrant            Section 1.1"

         11. The Purchase Agreement is hereby modified so that Exhibit A is deleted in its entirety.

         12. The Purchase Agreement is hereby modified so that the term "Exhibit B" contained in Exhibit B is deleted and replaced by "Exhibit A".

         13. The Purchase Agreement is hereby modified so that the term "Exhibit C" contained in Exhibit C is deleted and replaced by "Exhibit B-1".

         14. The Purchase Agreement is hereby modified so that Exhibit B-2 is added, the text of which is attached hereto as Exhibit A.

         15. The Purchase Agreement is hereby modified so that the term "Exhibit D" contained in Section 2.1 and Exhibit D is deleted and replaced by "Exhibit C".

         16. The Purchase Agreement is hereby modified so that the term "Exhibit E" contained in Section 3.1(d) and Exhibit E is deleted and replaced by "Exhibit D".

         17. The Purchase Agreement is hereby modified so that the term "Exhibit F" contained in Section 5.1(d) and Exhibit F is deleted and replaced by "Exhibit E".

         18. The Purchase Agreement is hereby modified so that the term "Exhibit G" contained in the definition to "Registration rights Agreement" and Exhibit G is deleted and replaced by "Exhibit F".

         19. The Purchase Agreement is hereby modified so that Section 7.6 is modified such that the phrase "To their respective addresses set forth on Exhibit A." is deleted and replaced with "To their respective addresses set forth below their respective names on the signature pages hereto."

         20. The Registration Rights Agreement, dated May 19, 2003 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company and the Investors is hereby modified so that the preamble is deleted in its entirety and replaced by the following:

                 "This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 19, 2003, by and among (a) SmartServ Online, Inc., a Delaware corporation (the "Company"), and (b) the purchasers of units consisting of a $100,000 convertible debenture, a warrant to purchase 200,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and a contingent warrant to purchase 25,000 shares of Common Stock signatory hereto (individually, a "Purchaser" and collectively, the "Purchasers") pursuant to the Securities Purchase Agreement of even date herewith (the "Purchase Agreement") among the Company and the Purchasers."

         21. The Registration Rights Agreement is hereby modified so that
Section 9(d) is modified such that the phrase "To their respective addresses set forth on Schedule A" is deleted and replaced with "To their respective addresses set forth below their respective signatures on the signature pages to the Purchase Agreement"

         22. The Registration Rights Agreement is hereby modified so that Exhibit A is deleted in its entirety.

         23. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

                          [NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                             SMARTSERV ONLINE, INC.

                             By:______________________________________
                                  Name:
                                  Title:


                             Purchasers:

                                  If an Individual:


                                  -----------------------------------------
                                        Name:

                             If an entity:

                                  Name of entity:____________________________


                                  By:______________________________________
                                       Name:
                                       Title:


                             NUMBER OF UNITS PURCHASED:
                                                       ----------------


                             AMOUNT OF INVESTMENT: $
                                                    -------------------


                             Address of Investor:

                             ----------------------------------------------

                             ----------------------------------------------

                             ----------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


                             SMARTSERV ONLINE, INC.

                               CONTINGENT WARRANT

Warrant No. W-___                        Date of Original Issuance: May 19, 2003

         SmartServ Online, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, ____________ or his registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of ______ [25,000 shares of Common Stock per Purchased Unit purchased] shares of common stock, $.01 par value per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $0.744 per share (as adjusted from time to time as provided in Section 9, the "EXERCISE PRICE"). This Warrant is exercisable by the Holder only if the Company is delisted from the Nasdaq Smallcap Stock Market on or prior to May 18, 2006 (the "EXPIRATION DATE") and the Company does not re-list on the Nasdaq Smallcap Stock Market, or list on the Nasdaq National Market, American Stock Exchange or the New York Stock Exchange within 90 days of such delisting (each a "DELISTING EVENT"). Upon a Delisting Event, the Holder may exercise this Warrant from time to time from and after the date hereof and through and including the Expiration Date, and subject to the following exception: If the Company is delisted from the Nasdaq Smallcap Stock Market less than 91 days prior to the Expiration Date, and creates a Delisting Event by not curing such delisting (as set forth above) within 90 days thereafter, the Holder shall be entitled to exercise this Warrant for ten business days after receiving written notice of the Delisting Event from the Company, even if such exercise occurs after the Expiration Date.

         1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Securities Purchase Agreement, dated as of May 19, 2003 between the Company, the original Holder and other original holders named therein (the "PURCHASE AGREEMENT").

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration of transfer, an exchange Warrant to purchase Common Stock, in substantially the form of this Warrant (any such exchange Warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Warrant Shares other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

         4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder, in whole or in part, at any time and from time to time as provided in the first paragraph hereof. The Exercise Price is payable in immediately available funds or as otherwise provided in Section 13. At 5:30 p.m., New York City time on the Expiration Date, the portion of this Warrant available for exercise and not exercised prior thereto shall be and become void and of no value, except as provided in the first paragraph hereof.

         5. Delivery of Warrant Shares and Exercise of Warrant. Upon delivery of the Form of Election to Purchase, which Form shall specify the number of shares of Common Stock to be purchased, and this Warrant to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall, within three business days, issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with the appropriate legend, if required. As used in this Agreement, a "DATE OF EXERCISE" means the date on which the Holder shall have delivered to the Company
(i) the Form of Election to Purchase attached hereto, appropriately completed and duly signed, (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased and (iii) this Warrant. If the Warrant has not been fully exercised, the Company will deliver a replacement Warrant to the Holder for the number of Warrant Shares remaining subject to the Warrant, which replacement Warrant shall in all other respects be identical to this Warrant or, at the election of the Company, an appropriate notation shall be made on this Warrant, which shall then be returned to the Holder.

         6. Charges, Taxes and Expenses. Issuance and delivery of New Warrants, replacement Warrants issued upon a partial exercise, and certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction, or mutilation and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall also deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

         8. Reservation of Warrant Shares. The Company covenants that it has and will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of all Warrants issued pursuant to the Purchase Agreement. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and non-assessable and free from all preemptive rights of any stockholder of the Company and from all taxes, liens, and charges with respect to the issue thereof (other than transfer taxes), and if the Common Stock of the Company is then listed on any national securities exchange (as defined in the Exchange Act) or eligible for trading on The Nasdaq Stock Market or the Nasdaq OTC Bulletin Board, shall be duly listed or eligible thereon, as the case may be.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

            (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the

Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause
(i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

            (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidence of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of any Holder delivered before the 30th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within seven days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

            (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, in lieu of any other consideration, the same amount and kind of securities, cash or property as he would have been entitled to receive upon the occurrence of such Fundamental Transaction if he had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company or its successor or the surviving entity following such Fundamental Transaction shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration he receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a New Warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within seven days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and ensuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

            (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

            (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 20 days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to ensure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall issue the next highest number of whole Warrant Shares.

         11. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on a day on which banks in the State of Delaware are not required or permitted to close (a "BUSINESS DAY"), (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day,
(iii) the Business Day following the date of mailing, if sent for next day delivery by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, SmartServ Online, Inc., One Station Place, Stamford, CT 06902, Facsimile No.: (203) 353-5984, Attn:
Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

         12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 20 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         13. Cashless Exercise. Notwithstanding anything to the contrary contained herein, if this Warrant will expire within five days or if, one year from the date hereof, there is not then and has not theretofore been a currently effective Registration Statement covering the resale of the Warrant Shares, this Warrant may be exercised in whole or in part by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant (or portion thereof) for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the closing price per share of the Common Stock on the trading day immediately prior to the date of exercise and the Exercise Price, and the denominator of which shall be such closing price per share of Common Stock.

         14. Miscellaneous.

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each, a "PROCEEDING") shall be exclusively commenced in the state and federal courts sitting in the State of New York in New York County (the "COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Courts for any Proceeding, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If any party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with such Proceeding.

            (c) The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant and (b) use its best efforts to obtain all such authorizations, exemptions, or consents from any public or regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

s            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

            (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                            SMARTSERV ONLINE, INC.



                                            By:______________________________
                                            Name:    _________________________
                                            Title:   _________________________

                          FORM OF ELECTION TO PURCHASE

To SMARTSERV ONLINE, INC.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock ("COMMON STOCK"), $.01 par value per share, of SMARTSERV ONLINE, INC. and encloses herewith $________ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The Holder hereby represents, warrants and covenants that he is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended, and has sold or will sell the shares of Common Stock issuable upon this exercise pursuant to the Company's registration statement covering the resale by the Holder of such shares and, in connection therewith, has complied or will comply with the prospectus delivery requirements under Federal securities laws.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of


                                              PLEASE INSERT SOCIAL SECURITY OR
                                              TAX IDENTIFICATION NUMBER


                         (Please print name and address)

                               FORM OF ASSIGNMENT

         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of SMARTSERV ONLINE, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of SMARTSERV ONLINE, INC. with full power of substitution in the premises.

Dated:      _______________, ____


                                            ------------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)



                                            ------------------------------------
                                            Address of Transferee



                                            ------------------------------------

                                            ------------------------------------


In the presence of:


--------------------------